UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 7, 2013

INNOVATIVE SOFTWARE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-27465 (Commission File Number)	26-1469061 (IRS Employer Identification No.)

2802 North Howard Avenue
Tampa, Florida 33607
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (813) 920-9435

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Innovative Software Technologies, Inc. (the “Company”) entered into employment agreements with Lou Zant, Peter Peterson and Christopher Floyd as described in Item 5.02 below, which description shall be incorporated into this Item 1.01. A copy of the employment agreements are attached to this report as Exhibit 10.1, 10.2 and 10.3, and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Zant

On October 11, 2013 the Board of Directors of the Company (the “Board”) appointed Lou Zant, 61, to serve as President of the Company. There are no arrangements or understandings between Mr. Zant and any other persons pursuant to which he was appointed as President of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Prior to joining the Company, Mr. Zant worked in a variety of marketing and operational capacities in a number of startup and operating companies.  He has a history of making new brands household names in a very short amount of time. In the late 1970's, Mr. Zant helped launched Brittania Jeans Co., which had annual sales as high as $900 million. Zant then helped launch a newly discovered American designer named Calvin Klein. Within the first year, sales skyrocketed to $450 million, and the Calvin Klein brand secured a permanent position within the world-wide fashion industry.  Mr. Zant also took his talents into other industries including health and wellness and the direct marketing industry. When Mr. Zant co-founded Quorum International - a network marketing company specializing in consumer electronics – it only took 21 months to take the company from $0 to $21 million a month in revenue.  Mr. Zant graduated in 1975 from The University of Mississippi with a Bachelor of Science in Biological Sciences degree.

Employment Agreement

The Company entered into an employment agreement dated October 11, 2013 (the “Employment Agreement”) with Mr. Zant. The Employment Agreement has a term of three years, and Mr. Zant's employment with the Company will be on an at-will basis. Mr. Zant's employment with the Company commenced on October 11, 2013 (the “Start Date”).

Base Salary and Bonus. Mr. Zant (the "Executive") will receive an annual base salary of $150,000, subject to annual review, however, such base salary may be increased but not decreased during the Term in the Company’s discretion based upon the Executive’s performance and any other factors the Company deems relevant. Executive shall be entitled during the Term to participate in the annual performance bonus program established by the Board of Directors for all senior executives of the Company, with bonus potential of 500% of base salary.  Executive shall also be entitled to participate in any annual grants under the Long Term Incentive Plan (“LTIP”), as determined by the Board of Directors for all senior executives of the Company, with a target award of 200% of base salary.

Stock Options.  On the Start Date, Executive will be granted an option to purchase 5,000,000 shares of the Company’s common stock (the “Options”) at a strike price equal to $0.165 per share, the closing price per share of the Company’s common stock on the day of the Start Date, pursuant to the Company’s Amended and Restated Equity Incentive Plan (the “Plan”).  The vesting provisions of such Options are as follows:

1,250,000 will vest on the six month anniversary of the Effective Date; provided, however, that if the Executive’s employment hereunder is terminated by the Employer without “cause” (as such term is defined in the Option Agreement) at any time prior to the six-month anniversary of the Effective Date, then the pro rata portion of these 1,250,000 Options up until the date of termination, shall be deemed vested; and

69,444 will vest each month beginning on the 7th monthly anniversary of the Effective Date and continuing on each monthly anniversary thereafter until the second anniversary of the Effective Date; and

2,500,000 of such options will be performance-based options and will vest according to the following schedule.

1,250,000 will vest if the Company’s actual consolidated revenue for FY 2014, after excluding the effects of any Revenue Exclusions for such fiscal year, meets or exceeds the consolidated revenue goal established by the Board for the vesting of performance options, which goal will be based on the Company’s Board approved budget for such fiscal year; and

1,250,000 will vest if the Company’s actual Adjusted EBITDA for FY 2015, after excluding the effects of any Adjusted EBITDA Exclusions for such fiscal year, meets or exceeds the Adjusted EBITDA goal established by the Board for the vesting of performance options, which will be based on the Company’s Board-approved budget for such fiscal year.

Executive understands and acknowledges that if the performance metrics for any given year are not met, then such options shall be forfeited and the Board is under no obligation to replenish such options.

Executive understands that, pursuant to the Plan, upon termination of his employment, he has ninety (90) days to exercise any vested portion of the Options.  All Options awarded pursuant to this Section 3(d) will contain a provision in the Option Agreement that allows for immediate vesting of any unvested portion of the Options in the event of a change of control of INIV.

Other Benefits and Terms. Mr. Zant will be eligible to participate in the health insurance and benefit programs generally available to senior executives of the Company.

The foregoing description of the Employment Agreement is qualified in its entirety by reference to the full text of the Employment Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Mr. Peterson

On October 11, 2013 the Board of Directors of the Company (the “Board”) entered into an employment agreement with Peter Peterson, 56, the current Chief Executive Officer ("CEO") of the Company. There are no arrangements or understandings between Mr. Peterson and any other persons pursuant to which he was appointed as CEO of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Peterson has served as CEO and Chairman of the Board of the Company since August 2012.  Previously, Mr. Peterson served as the CEO for the Company from August 1, 2004 to June 26, 2006.  Mr. Peterson is the founder of Aspen Capital Partners, LLC which specializes in capital formation, mergers and acquisitions, divestitures, and new business start-ups.  Prior to forming Aspen Capital Partners, Mr. Peterson was Managing Director of Investment Banking with H. C. Wainwright & Co. Prior to joining Wainwright, Mr. Peterson was President of First American Holdings and Managing Director of Investment Banking. Prior to First American, he served in various investment banking roles and was the co-founder of ARM Financial Corporation. Mr. Peterson was one of the key individuals responsible for taking ARM Financial public on the OTC market and the American Stock Exchange. Under Mr. Peterson’s financial leadership, ARM Financial Corporation was transformed from a diversified holding company into a national clinical laboratory company with more than 14 clinical laboratories and ancillary services with over $100 million in assets.  Mr. Peterson also served as President and founder of the Paramount Group, Inc., a privately held real estate company specializing in financing and project consulting.  He received his Bachelor of Science in Business Administration, University of Florida, 1979.

Employment Agreement

The Company entered into an employment agreement dated October 11, 2013 (the “Employment Agreement”) with Mr. Peterson. The Employment Agreement has a term of three years, and Mr. Peterson's employment with the Company will be on an at-will basis. Mr. Peterson's employment with the Company commenced on October 11, 2013 (the “Start Date”).

Base Salary and Bonus. Mr. Peterson (the "Executive") will receive an annual base salary of $150,000, subject to annual review, however, such base salary may be increased but not decreased during the Term in the Company’s discretion based upon the Executive’s performance and any other factors the Company deems relevant. Executive shall be entitled during the Term to participate in the annual performance bonus program established by the Board of Directors for all senior executives of the Company, with bonus potential of 500% of base salary.  Executive shall also be entitled to participate in any annual grants under the Long Term Incentive Plan (“LTIP”), as determined by the Board of Directors for all senior executives of the Company, with a target award of 200% of base salary.

Stock Options.  On the Start Date, Executive will be granted an option to purchase 2,000,000 shares of the Company’s common stock (the “Options”) at a strike price equal to $0.165 per share, the closing price per share of the Company’s common stock on the day of the Start Date, pursuant to the Company’s Amended and Restated Equity Incentive Plan (the “Plan”).  The vesting provisions of such Options are as follows:

500,000 will vest on the six month anniversary of the Effective Date; provided, however, that if the Executive’s employment hereunder is terminated by the Employer without “cause” (as such term is defined in the Option Agreement) at any time prior to the six-month anniversary of the Effective Date, then the pro rata portion of these 500,000 Options up until the date of termination, shall be deemed vested; and

27,778 will vest each month beginning on the 7th monthly anniversary of the Effective Date and continuing on each monthly anniversary thereafter until the second anniversary of the Effective Date; and

1,000,000 of such options will be performance-based options and will vest according to the following schedule.

500,000 will vest if the Company’s actual consolidated revenue for FY 2014, after excluding the effects of any Revenue Exclusions for such fiscal year, meets or exceeds the consolidated revenue goal established by the Board for the vesting of performance options, which goal will be based on the Company’s Board approved budget for such fiscal year; and

500,000 will vest if the Company’s actual Adjusted EBITDA for FY 2015, after excluding the effects of any Adjusted EBITDA Exclusions for such fiscal year, meets or exceeds the Adjusted EBITDA goal established by the Board for the vesting of performance options, which will be based on the Company’s Board-approved budget for such fiscal year.

Executive understands and acknowledges that if the performance metrics for any given year are not met, then such options shall be forfeited and the Board is under no obligation to replenish such options.

Executive understands that, pursuant to the Plan, upon termination of his employment, he has ninety (90) days to exercise any vested portion of the Options.  All Options awarded pursuant to this Section 3(d) will contain a provision in the Option Agreement that allows for immediate vesting of any unvested portion of the Options in the event of a change of control of INIV.

Other Benefits and Terms. Mr. Peterson will be eligible to participate in the health insurance and benefit programs generally available to senior executives of the Company.

The foregoing description of the Employment Agreement is qualified in its entirety by reference to the full text of the Employment Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Mr. Floyd

On October 11, 2013 the Board of Directors of the Company (the “Board”) entered into an employment agreement with Christopher Floyd, 50, the current Chief Financial Officer ("CFO") of the Company.  There are no arrangements or understandings between Mr. Floyd and any other persons pursuant to which he was appointed as CFO of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Floyd has served as Chief Financial Officer, Treasurer and Secretary of the Board of the Company since October 12, 2012.  Previously, Mr. Floyd served as the CFO for the Company from August 1, 2004 to May 31, 2008. Mr. Floyd has worked in a variety of financial and operational capacities in startups and turnarounds and as a consultant, investment banker and auditor.  Startups include a multi-physician health clinic and several technology based companies, one of which he took public, while turnaround experience includes healthcare, technology and distribution companies.  He has wide experience in public company reporting, fundraising, and transactions. Previously, Mr. Floyd worked for Ernst & Young in Berlin, Germany, performing audit and privatization engagements following the fall of the Berlin Wall.  Master of Business Administration from the Wharton School of the University of Pennsylvania, 1991.  Bachelor of Science in Electrical Engineering from the University of South Florida, 1986.

Employment Agreement

The Company entered into an employment agreement dated October 11, 2013 (the “Employment Agreement”) with Mr. Floyd. The Employment Agreement has a term of three years, and Mr. Floyd's employment with the Company will be on an at-will basis. Mr. Floyd's employment with the Company commenced on October 11, 2013 (the “Start Date”).

Base Salary and Bonus. Mr. Peterson (the "Executive") will receive an annual base salary of $150,000, subject to annual review, however, such base salary may be increased but not decreased during the Term in the Company’s discretion based upon the Executive’s performance and any other factors the Company deems relevant. Executive shall be entitled during the Term to participate in the annual performance bonus program established by the Board of Directors for all senior executives of the Company, with bonus potential of 500% of base salary.  Executive shall also be entitled to participate in any annual grants under the Long Term Incentive Plan (“LTIP”), as determined by the Board of Directors for all senior executives of the Company, with a target award of 200% of base salary.

Stock Options.  On the Start Date, Executive will be granted an option to purchase 1,600,000 shares of the Company’s common stock (the “Options”) at a strike price equal to $0.165 per share, the closing price per share of the Company’s common stock on the day of the Start Date, pursuant to the Company’s Amended and Restated Equity Incentive Plan (the “Plan”).  The vesting provisions of such Options are as follows:

400,000 will vest on the six month anniversary of the Effective Date; provided, however, that if the Executive’s employment hereunder is terminated by the Employer without “cause” (as such term is defined in the Option Agreement) at any time prior to the six-month anniversary of the Effective Date, then the pro rata portion of these 400,000 Options up until the date of termination, shall be deemed vested; and

22,222 will vest each month beginning on the 7th monthly anniversary of the Effective Date and continuing on each monthly anniversary thereafter until the second anniversary of the Effective Date; and

800,000 of such options will be performance-based options and will vest according to the following schedule.

400,000 will vest if the Company’s actual consolidated revenue for FY 2014, after excluding the effects of any Revenue Exclusions for such fiscal year, meets or exceeds the consolidated revenue goal established by the Board for the vesting of performance options, which goal will be based on the Company’s Board approved budget for such fiscal year; and

400,000 will vest if the Company’s actual Adjusted EBITDA for FY 2015, after excluding the effects of any Adjusted EBITDA Exclusions for such fiscal year, meets or exceeds the Adjusted EBITDA goal established by the Board for the vesting of performance options, which will be based on the Company’s Board-approved budget for such fiscal year.

Executive understands and acknowledges that if the performance metrics for any given year are not met, then such options shall be forfeited and the Board is under no obligation to replenish such options.

Executive understands that, pursuant to the Plan, upon termination of his employment, he has ninety (90) days to exercise any vested portion of the Options.  All Options awarded pursuant to this Section 3(d) will contain a provision in the Option Agreement that allows for immediate vesting of any unvested portion of the Options in the event of a change of control of INIV.

Other Benefits and Terms. Mr. Floyd will be eligible to participate in the health insurance and benefit programs generally available to senior executives of the Company.

The foregoing description of the Employment Agreement is qualified in its entirety by reference to the full text of the Employment Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements relating to, among other things, the appointment of Lou Zant as our new President.  These forward-looking statements are subject to a number of risks, uncertainties and assumptions. Our actual results could differ materially from those predicted or implied.  Undue reliance should not be placed on the forward-looking statements in this Current Report on Form 8-K.  We assume no obligation to update such statements.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.                      Description

10.1                                   Employment Agreement dated October 11, 2013, between Innovative Software Technologies, Inc. and Lou Zant.

10.2                                   Employment Agreement dated October 11, 2013, between Innovative Software Technologies, Inc. and Peter Peterson.

10.3                                   Employment Agreement dated October 11, 2013, between Innovative Software Technologies, Inc. and Christopher Floyd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE SOFTWARE TECHNOLOGIES, INC.

Date: October 16, 2013                                                         By: /s/ Peter M. Peterson
Peter M. Peterson
Chief Executive Officer
Chairman of the Board